                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 14, 2006

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                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)

           MICHIGAN                    000-26719                38-3360865
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                Number)            Identification Number)

310 LEONARD STREET NW, GRAND RAPIDS, MICHIGAN                            49504
   (Address of principal executive offices)                           (Zip Code)

         Registrant's telephone number, including area code 616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On September 14, 2006, the Audit Committee of our Board of Directors concluded its proposal process for selection of an independent registered public accounting firm for 2007, and appointed BDO Seidman, LLP ("BDO Seidman") as our independent registered public accounting firm for the calendar year ending December 31, 2007. On the same date, the Audit Committee determined to dismiss Crowe Chizek and Company LLC ("Crowe Chizek") as our independent registered public accounting firm after work is completed for the calendar year ending December 31, 2006, and advised Crowe Chizek that it would not be engaged as the Company's independent registered public accounting firm for the calendar year ending December 31, 2007.

     The audit reports of Crowe Chizek on our consolidated financial statements as of and for the years ended December 31, 2005 and 2004, and on management's assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two most recent calendar years ended December 31, 2005 and 2004, and from December 31, 2005 through the date that Crowe Chizek was advised that it would not be engaged as the Company's independent registered public accounting firm for the calendar year ending December 31, 2007, there have been no disagreements between us and Crowe Chizek on any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Crowe Chizek to make reference to the subject matter of such disagreements in connection with its reports. During the period described in the preceding sentence, there were no "reportable events" as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K of the Securities and Exchange Commission ("SEC").

     During the two calendar years ended December 31, 2005 and 2004, and from December 31, 2005 through the date we appointed BDO Seidman as our independent registered public accounting firm for the calendar year ending December 31, 2007, neither we nor anyone on our behalf consulted BDO Seidman with respect to any accounting or auditing issues involving us. In particular, there was no discussion with BDO Seidman regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Crowe Chizek on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in its reports, or a "reportable event" as defined in
Item 304(a)(1)(iv) or (v) of Regulation S-K.

     A copy of Crowe Chizek's letter to the SEC dated September 18, 2006 regarding the above disclosures is filed as Exhibit 16 to this report.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number                             Description
--------------                             -----------
      16         Letter to Securities and Exchange Commission from Crowe Chizek and Company LLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERCANTILE BANK CORPORATION


                                        By: /s/ Charles E. Christmas
                                            ------------------------------------
                                            Charles E. Christmas
                                            Senior Vice President, Chief
                                            Financial Officer and Treasurer

Date: September 18, 2006


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

                                  EXHIBIT INDEX

Exhibit Number                             Description
--------------                             -----------
      16         Letter to Securities and Exchange Commission from Crowe Chizek and Company LLC


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